                                    Schroder
                                 Micro Cap Fund

                                  ANNUAL REPORT
                                  May 31, 1999

                        Schroder Capital Funds (Delaware)

--------------------------------------------------------------------------------
Schroder Micro Cap Fund

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital appreciation.

INVESTMENT ADVISER

Schroder Investment Management North America Inc. (the "Investment Adviser") is a wholly owned subsidiary of Schroders U.S. Holdings, Inc., an indirect wholly owned U.S. subsidiary of Schroder plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31, 1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Investment Management North America Limited, had approximately $28 billion under management.

                                                                July 21, 1999

Dear Shareholder:

We are pleased to present the Schroder Micro Cap Fund annual report for the fiscal year ended May 31, 1999. The U.S. economy maintained considerable momentum through the second quarter of this year following the Federal Reserve's reduction in interest rates last October. Moreover, after slowing in 1998, U.S. corporate profits have also increased, boosted by good reserve growth and better controlled labor costs.

In general, inflation has remained benign, although data became more mixed in the first part of 1999. This prompted the Federal Reserve's announcement in May to move its bias towards tightening monetary policy and to increase interest rates by 0.25% the following month. We expect that faster than desired economic growth will lead to further interest rate increases in the months ahead, but do not anticipate an extended tightening phase. We continue to believe that a disinflationary trend remains in place. Additionally, positive long-term structural shifts in the U.S. economy, such as increased employee productivity, ought to moderate any inflationary pressures that do develop.

As anticipated, long bond yields rose in early 1999 due to growing concern about the economy's strength. Many parts of the U.S. equity market, however, did not decline alongside the bond market, but continued to register good gains. As a result, some parts of the U.S. market appear fully valued relative to interest rates and we are encouraged to see that bond yields have subsequently retraced some of this earlier move.

We do not anticipate a rise in interest rates of the magnitude that historically has caused substantial falls in equity values. We recognize, however, that many leading stocks in the U.S. market have become more expensive and that investors will need to be particularly selective in their investment choices. Having significantly lagged the performance of large companies, many smaller companies now appear unusually attractive both in terms of valuation and prospective earnings growth. In many cases these companies have remained fundamentally strong and have generated good earnings growth. Throughout the spring of 1999, smaller companies showed clear signs of attracting more favor. While it is too early to determine if this marks a change in trend, it suggests that the long-term return potential of smaller companies is being recognized.

Thank you for your interest in the Schroder Micro Cap Fund.

Sincerely,

/S/ Nancy A. Curtin                         /S/ Alexandra Poe

Nancy A. Curtin                             Alexandra Poe
Chairman                                    President

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Schroder Micro Cap Fund

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MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 1999)

Performance

         For the fiscal year ended May 31, 1999, the Schroder Micro Cap Fund returned 64.56%. Its benchmark, the Russell 2000 Index, returned -2.62%. The Lipper average of peer group funds returned 7.56% for the same period.

Market Background

         The last twelve months were eventful for the U.S. equity market in general and smaller companies in particular. After a strong start to the period, the equity markets peaked in mid-July, 1998, with the Dow Jones reaching a then record level of 9337. Over the next three months the markets sold off considerably as fears of recession, concerns over the stability of the financial markets, and continued turmoil in the emerging markets caused a flight to quality and security. By early October the Russell 2000 Index had fallen by 23.6%, underperforming the S&P 500 by 9.9% over a three-month period. The micro cap sector was particularly hard-hit during this period as investors and market-makers lost all interest in companies with limited liquidity. In the aftermath of the interest rate cut of October 15, both small and large cap stocks rallied, though most smaller companies continued to underperform through the end of the first calendar quarter. By the end of March, smaller companies were trading at record low valuations, while the large growth stocks were at record high valuations. In April, smaller companies started to outperform as investors shifted their attention to more cyclical issues, and both corporate and financial buyers began to take advantage of the tremendous bargains available in the smaller company universe. Despite this outperformance at the end of the fiscal year smaller companies significantly underperformed the S&P 500, with the Russell 2000 Index still well below its all-time high level of 491 in April 1998.

Portfolio Review

         When evaluating investment performance over the past year it is important to recognize that, in the last nine months of the period, there was a tremendous speculative bubble in internet stocks. Indeed, companies with 18-month operating histories and negligible revenues, much less earnings, were afforded multi-billion dollar market capitalizations. While we took advantage of opportunistic investments in the internet sector, this was not our focus. We maintained our discipline of investing in growing and profitable companies that trade at reasonable valuations and avoided the high flyers and Wall Street favorites. Throughout the fiscal year, we maintained an overweight position in consumer stocks, such as retailers, restaurants, and textile companies. Some of the Fund's better performers included InterTAN, the operator of Radio Shack stores in Canada and Australia, Brauns Fashions, a women's apparel retailer and PJ America, a restaurant franchise. Healthcare has also been a profitable area for the Fund, and in this sector we have focused on investments in niche companies which generate superior cash flow. In May, this approach was rewarded as two of our larger healthcare holdings, Empi and Unilab, received takeover bids. We continue to look for new investments which offer favorable risk-reward characteristics. Among the recent additions to the Fund are healthcare companies Hanger Orthopedic Group and Matria Heathcare, agricultural services company Embrex and power supply manufacturer Power One, Inc.

         In addition to its equity holdings, the Fund continued to hedge its exposure through puts on the Russell 2000 Index. Given the high volatility of micro cap stocks in general, we believe it is prudent to reduce the risk of the Fund by hedging against a market decline. While this view cost us money over the past few months, it has helped to reduce volatility in times of declining markets.

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Schroder Micro Cap Fund
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Outlook

         We continue to search for companies that can grow their earnings independently of the economic cycle. The last quarter showed that our focus on strong fundamentals is shared by the buyers who made takeover offers for two of the Fund's portfolio holdings. The potential of rising interest rates is a negative for stock markets around the world. However we believe that rising rates will have more of an impact on highly valued "growth" companies, including many large-cap favorites, than on the more reasonably priced companies that we invest in. We believe that over time the market is efficient and that the extremely large valuation disparity between large and smaller companies will narrow as investors return to the smaller companies sector. In any event, we will remain true to our discipline of investing in underfollowed and misunderstood companies that can offer superior earnings growth.





The views expressed in this report were those of the Fund's portfolio manager as of May 31, 1999, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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Schroder Micro Cap Fund
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Investment Adviser's Report -- Comparison of Change in Value of $10,000
Investment

The following information compares a change in value of a $10,000 investment in the Investor Shares of the Fund with the performance of the Russell 2000 Index since inception of the Fund. The Russell 2000 Index is an unmanaged capitalization weighted, broad based index of 2000 small capitalization U.S. companies. The Fund's total return includes operating expenses that reduce returns, while the total return of the Russell 2000 Index does not. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict nor guarantee future results.

        Schroder Micro Cap Fund - Investor Shares vs. Russell 2000 Index

                           [GRAPHIC OMITTED]

Investment Value on 5/31/99 of $10,000 invested on 10/15/97
-----------------------------------------------------------
Schroder Micro Cap Fund - Investor Shares           $23,929
Russell 2000 Index                                   $9,680


Average Annual Total Return on 5/31/99             1 Year        Since Inception
--------------------------------------             ------        ---------------
Schroder Micro Cap Fund - Investor Shares          64.56%          71.09% (a)
Russell 2000 Index                                 -2.62%          -1.93% (b)

                 Schroder Micro Cap Fund               Russell 2000 Index
        10/15/97                           $ 10,000.00         $ 10,000.00
        10/31/97                           $ 10,260.00          $ 9,367.60
        11/30/97                           $ 10,370.00          $ 9,303.83
        12/31/97                           $ 10,778.36          $ 9,470.83
        01/31/98                           $ 10,747.77          $ 9,326.59
        02/28/98                           $ 12,124.38         $ 10,025.92
        03/31/98                           $ 13,592.76         $ 10,447.21
        04/30/98                           $ 14,632.87         $ 10,504.60
        05/31/98                           $ 14,541.10          $ 9,941.03
        06/30/98                           $ 14,683.86          $ 9,969.48
        07/31/98                           $ 14,765.43          $ 9,155.37
        08/31/98                           $ 13,582.57          $ 7,380.14
        09/30/98                           $ 14,265.77          $ 7,951.18
        10/31/98                           $ 15,275.29          $ 8,277.35
        11/30/98                           $ 16,352.09          $ 8,714.39
        12/31/98                           $ 17,573.46          $ 9,258.43
        01/31/99                           $ 18,344.22          $ 9,378.53
        02/28/99                           $ 19,814.61          $ 8,622.90
        03/31/99                           $ 19,553.73          $ 8,755.84
        04/30/99                           $ 21,735.59          $ 9,539.43
        05/31/99                           $ 23,929.31          $ 9,680.50

(a) Inception date of the Fund was October 15, 1997.

(b) Total returns for the Russell 2000 Index are based on an inception date of September 30, 1997.

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Schroder Micro Cap Fund
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            Portfolio Characteristics as of May 31, 1999 (unaudited)

     Top Ten Holdings                                       Investment by Industry

Security                      % of Net Assets        Industry                                   % of Net Assets
----------------------------------------------       ----------------------------------------------------------
Forward Air Corp.                        3.8 %       Transportation/Services/Miscellaneous               20.8 %
InterTAN, Inc.                           3.8         Consumer Cyclicals                                  12.5
Unilab Corp.                             3.7         Health Care                                         11.9
Buckle, Inc.                             3.4         Capital Goods/Construction                           6.5
Empi, Inc.                               3.2         Retail                                               6.2
Mesaba Holdings, Inc.                    3.1         Basic Materials                                      6.2
NPC International, Inc.                  3.1         Financial                                            3.6
Movie Gallery, Inc.                      3.1         Consumer Staples                                     2.5
Ivex Packaging Corp.                     3.0         Utilities                                            0.9
Racing Champions Corp.                   3.0         Index Options                                        0.3
                             ----------------        Cash & Other Net Assets                             28.6
                                        33.2 %                                                  --------------
                             ================                                                           100.0 %
                                                                                                ==============

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 Schroder Micro Cap Fund
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Schedule of Investments
As of May 31, 1999

     Shares                    Security Description                   Value
   -----------       ----------------------------------------     --------------
                     Common Stocks - 71.1%

                     Basic Materials - 6.2%
      50,000         Bayou Steel Corp.*                           $ 181,250
      22,500         Ivex Packaging Corp.*                          433,125
      30,000         U.S. Concrete, Inc.*                           266,250
                                                                    -------
                                                                    880,625
                                                                    -------

                     Capital Goods/Construction - 6.5%
      15,000         EMCOR Group, Inc.*                             339,375
       4,000         Group Maintenance America Corp.*                54,502
      12,000         Nortek, Inc.*                                  367,500
      10,000         Power-One, Inc.*                               163,125
                                                                    -------
                                                                    924,502
                                                                    -------

                     Consumer Cyclicals - 12.5%
      25,000         Barnett, Inc.*                                 231,250
       5,000         Cato Corp.                                      65,625
      15,000         DM Management                                  241,875
      14,425         Fred's, Inc.                                   187,525
      25,000         NPC International, Inc.*                       440,627
      15,000         O'Charley's, Inc.*                             195,937
      25,000         Racing Champions Corp.*                        428,125
                                                                    -------
                                                                  1,790,964
                                                                  ---------

                     Consumer Staples  - 2.5%
      15,000         Performance Food Group*                        357,187
                                                                  ---------

                     Financial - 3.6%
      10,000         Cotton States Life Insurance Co.               118,750
       6,500         Duff & Phelps Credit                           400,156
                                                                    -------
                                                                    518,906
                                                                    -------

                     Health Care - 11.9%
      18,500         Empi, Inc.*                                    453,250
       7,000         FPIC Insurance Group, Inc.*                    315,875
      25,000         Hanger Orthopedic Group, Inc.*                 409,375
     100,000         Unilab Corp.*                                  531,250
                                                                  ---------
                                                                  1,709,750
                                                                  ---------


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 Schroder Micro Cap Fund
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Schedule of Investments
As of May 31, 1999


    Shares                                Security Description                                 Value
  --------------         ---------------------------------------------------               ---------------
                         Retail - 6.2%
          24,000         Braun's Fashions Corp.*                                                 $ 264,000
          17,500         Buckle, Inc.*                                                             484,531
           5,000         Wet Seal, Inc.*                                                           138,750
                                                                                                   -------
                                                                                                   887,281
                                                                                                   -------
                         Transportation/Services/Miscellaneous - 20.8%
           7,000         Career Education Corp.*                                                   245,875
          20,000         Forward Air Corp.*                                                        547,500
          35,000         InterTAN, Inc.*                                                           540,312
          30,000         Mesaba Holdings, Inc.*                                                    446,250
          70,000         Movie Gallery, Inc.*                                                      437,500
          30,000         Quest Education Corp.*                                                    337,500
          12,000         RemedyTemp, Inc.*                                                         162,000
           3,600         School Specialty, Inc.*                                                    53,550
           6,000         Syncor International Corp.*                                               204,000
                                                                                                   -------
                                                                                                 2,974,487
                                                                                                 ---------

                         Utilities - 0.9%
          15,000         El Paso Electric Co.*                                                     128,437
                                                                                                   -------
                         Total Common Stocks (cost $8,280,733)                                  10,172,139
                                                                                                ----------
    Contracts            Purchased Options - 0.3%
    ------------
           3,000         Russell 2000 Index Put (expiring June 1999, exercise
                              price $430)*                                                          21,750
          13,000         Russell 2000 Index Put (expiring June 1999, exercise
                              price $410)*                                                          27,625
                                                                                                    ------
                         Total Purchased Options (cost $416,730)                                    49,375
                                                                                                    ------
    Principal
     Amount              Short Term Investments - 9.3%
    ------------
       $ 669,140         Dreyfus Cash Management                                                   669,140
         669,140         Federated Prime Obligation Fund                                           669,140
       ---------                                                                                   -------
                         Total Short Term Investments (cost $1,338,280)                          1,338,280
                                                                                                 ---------
                         Total Investments - 80.7% (cost $10,035,743)                           11,559,794
                         Other Assets Less Liabilities -19.3%                                    2,757,563
                                                                                                 ---------
                         Total Net Assets - 100.0%                                            $ 14,317,357
                                                                                              ============

*Non-income producing security.
     The accompanying notes are an integral part of the financial statements.

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Schroder Micro Cap Fund
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Statement of Assets and Liabilities
May 31, 1999


Assets:
      Investments (Note 2):
         Investments at cost                                       $ 10,035,743
         Net unrealized appreciation                                  1,524,051
                                                         -----------------------

                    Total Investments at value                       11,559,794

                                                         -----------------------

      Cash and cash equivalents                                       2,368,626
      Receivable for investments sold                                   934,400
      Receivable for Fund shares sold                                   100,693
      Receivable for dividends and interest                              10,771
      Other receivables                                                   5,412
                                                         -----------------------

                    Total Assets                                     14,979,696

                                                         -----------------------

Liabilities:
      Payable for investments purchased                                 618,688
      Payable to investment adviser (Note 3)                              9,486
      Payable to administrator (Note 3)                                   9,669
      Accrued expenses and other liabilities                             24,496
                                                         -----------------------

                   Total Liabilities                                    662,339
                                                         -----------------------

                   Net Assets                                      $ 14,317,357
                                                         =======================


Components of Net Assets:

      Paid-in capital                                                 9,586,331
      Accumulated net realized gain                                   3,206,975
      Net unrealized appreciation on investments                      1,524,051
                                                         -----------------------

                   Net Assets                                      $ 14,317,357
                                                         =======================

Shares of Beneficial Interest                                           709,648

Net Asset Value, Offering, and Redemption Price Per Share               $ 20.18

     The accompanying notes are an integral part of the financial statements

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Schroder Micro Cap Fund
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Statement of Operations
For the Year Ended May 31, 1999


Investment Income:
      Dividend income                                                  $ 11,262
      Interest income                                                    61,772
                                                              ------------------
                   Total Investment Income                               73,034

                                                              ------------------

Expenses:

      Investment advisory (Note 3)                                      102,215
      Administration (Note 3)                                            20,443
      Subadministration (Note 3)                                         25,000
      Transfer agency                                                    30,691
      Custody                                                               595
      Accounting                                                         47,000
      Legal                                                               3,191
      Audit                                                              17,653
      Printing                                                            2,538
      Registration                                                       13,234
      Trustees                                                              824
      Miscellaneous                                                       3,873
                                                              ------------------
                   Total Expenses                                       267,257
      Fees waived (Note 5)                                             (104,034)

                                                              ------------------
                   Net Expenses                                         163,223

                                                              ------------------

Net Investment Loss                                                     (90,189)

                                                              ------------------

Net Realized and Unrealized Gain on Investments:

      Net realized gain on investments sold                           3,798,687
      Net change in unrealized appreciation on investments              932,978

                                                              ------------------

Net Realized and Unrealized Gain on Investments                       4,731,665
                                                              ------------------

Net Increase in Net Assets Resulting from Operations                $ 4,641,476
                                                              ==================

     The accompanying notes are an integral part of the financial statements.

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Schroder Micro Cap Fund
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Statements of Changes in Net Assets

                                                                                 For the              For the
                                                                               Year Ended          Period Ended
                                                                               May 31, 1999       May 31, 1998 (a)
                                                                            ------------------   ------------------
Net Assets, Beginning of Period                                                $ 6,339,599              $ -
                                                                            ------------------   ------------------

Operations:
      Net investment loss                                                             (90,189)             (16,549)
      Net realized gain on investments                                              3,798,687              651,514
      Net change in unrealized appreciation on investments                            932,978              591,073
                                                                            ------------------   ------------------
      Net increase in net assets resulting from operations                          4,641,476            1,226,038
                                                                            ------------------   ------------------

Distributions to Shareholders from:
      Net realized gain on investments                                             (1,091,088)             (45,400)
                                                                            ------------------   ------------------

Capital Share Transactions:
      Sale of shares                                                                6,563,434            6,068,331
      Reinvestment of distributions                                                   770,633               45,400
      Redemption of shares                                                         (2,906,697)            (954,770)
                                                                            ------------------   ------------------
      Net increase from capital share transactions                                  4,427,370            5,158,961
                                                                            ------------------   ------------------
      Net increase in net assets                                                    7,977,758            6,339,599
                                                                            ------------------   ------------------

Net Assets, End of Period (Including line A)                                     $ 14,317,357          $ 6,339,599
                                                                            ==================   ==================

(A) Undistributed net investment income                                                   $ -                  $ -
                                                                            ==================   ==================

Share Transactions:
      Sale of shares                                                                  409,850              508,435
      Reinvestment of distributions in shares                                          56,415                4,567
      Redemption of shares                                                           (201,229)             (68,390)
                                                                            ------------------   ------------------
      Net increase in shares                                                          265,036              444,612
                                                                            ==================   ==================


(a) From October 15, 1997 (commencement of operations) through May 31, 1998.

     The accompanying notes are an integral part of the financial statements.

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Schroder Micro Cap Fund
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Financial Highlights - Investor Shares

Selected per share data and ratios for a share outstanding throughout each period:

                                                                              For the Year             For the
                                                                                 Ended               Period Ended
                                                                              May 31, 1999         May 31, 1998 (c)
                                                                           -------------------    -------------------
Net Asset Value, Beginning of Period                                                   $14.26                 $10.00
                                                                           -------------------    -------------------
Investment Operations:

     Net Investment Loss                                                                (0.13)                 (0.04)
     Net Realized and Unrealized Gain on Investments                                     8.28                   4.50
                                                                           -------------------    -------------------
Total from Investment Operations                                                         8.15                   4.46
                                                                           -------------------    -------------------
Distributions from Net Realized Gain on Investments                                     (2.23)                 (0.20)
                                                                           -------------------    -------------------
Net Asset Value, End of Period                                                         $20.18                 $14.26
                                                                           ===================    ===================

Total Return (a)                                                                       64.56%                 45.41%

Ratio/Supplementary Data:

Net Assets at End of Period (in thousands)                                            $14,317                 $6,340
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees                                     2.00%                  2.00% (b)
    Expenses excluding reimbursement/waiver of fees                                     3.27%                  6.02% (b)
    Net investment loss including reimbursement/
        waiver of fees                                                                (1.10)%                 (0.77)%(b)
Portfolio Turnover Rate                                                                  341%                   166%

(a) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 5). Total return calculations for a period of less than one year are not annualized.

(b)     Annualized.

(c)     Investor Class shares were first issued on October 15, 1997.

     The accompanying notes are an integral part of the financial statements.

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Schroder Micro Cap Fund
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Notes to Financial Statements

Note 1.  Organization

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has eight investment portfolios. Included in this report is the Schroder Micro Cap Fund (the "Fund"), which is a diversified portfolio that commenced operations on October 15, 1997. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of May 31, 1999, only Investor Shares had been issued. Shares of the Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Capital Management North America Inc. ("Schroder") and its affiliates, the Fund's investment adviser, and its affiliates.

Note 2.  Significant Accounting Policies

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following summarizes the significant accounting policies of the
Fund:

Security Valuation
         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Prices used for valuations may be provided by independent pricing services. Domestic short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. As of May 31, 1999, the Fund did not hold a position in any fair valued securities.

Security Transactions and Investment Income
         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes.

Repurchase Agreements
         The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral whose market value must always equal or exceed the repurchase price. The investment advisor is responsible for determining the value of the underlying collateral at all times. In the event of default, the Fund may have difficulties with the disposition of any securities held as collateral.

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Schroder Micro Cap Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Distributions to Shareholders
         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Federal Taxes
         The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

Expense Allocation
         The Trust accounts separately for the assets and liabilities and operation of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's net assets.

Financial Instruments
         Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price.

Note 3.  Investment Advisory and Other Services

Investment Adviser
         Schroder Investment Management North America Inc. ("SIMNA") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. Until July 1, 1999, Schroder Capital Management International Inc. ("SCMI") served as investment adviser to the Fund; on that date, SCMI was merged into SIMNA, and SIMNA commenced serving as investment adviser to the Fund. SCMI was, and SIMNA is, a wholly owned subsidiary of Schroder U.S. Holdings, Inc. Pursuant to the Investment Advisory Agreement, SIMNA is entitled to receive an annual fee, payable monthly, of 1.25% of the average daily net assets of the Fund.

Administrator and Subadministrator
         The administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.25% of the average daily net assets of the Fund. Through May 31,1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the average daily net assets of the Fund. Effective June 1,1999, the Fund has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates:
0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of the assets in excess of $3.4 billion, subject to certain minimum requirements.

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Schroder Micro Cap Fund
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Notes to Financial Statements (concluded)

Note 4.  Purchases and Sales of Securities

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended May 31, 1999 were, $23,496,715 and $24,033,976, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of May 31, 1999, was $10,071,778 and the net unrealized appreciation was $1,488,016. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,022,304, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $534,288.

Note 5.  Waiver of Fees and Reimbursement of Expenses

         SIMNA is contractually obligated to reduce its compensation during the current fiscal year (and, if necessary, to pay certain expenses of the Fund) until December 31,1999 to the extent that the Fund's expenses exceed 2.00% of the Fund's average daily net assets attributable to Investor Shares. SIMNA and Schroder Advisors may voluntarily waive all or a portion of their fees, from time to time. For the year ended May 31, 1999, SCMI, FAdS, and Forum Shareholder Services, LLC, then the Fund's transfer and dividend disbursing agent, waived fees of $72,211, $16,823, and $15,000, respectively.

Note 6.  Beneficial Interest

         As of May 31, 1999, three affiliated shareholders were owners of record, in the aggregate, of approximately 67.4% of the total outstanding shares of the Fund.

------------------------------------
Supplementary Unaudited Information

Distributions

         During the fiscal year ended May 31, 1999, the Fund distributed $177,805 of long-term capital gain and $913,283 of ordinary income to shareholders, of which 0.02% of the ordinary income distribution may qualify for the dividends received deduction available to corporate shareholders.

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Schroder Micro Cap Fund
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Report of Independent Accountants

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Micro Cap Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Micro Cap Fund (a separate portfolio of Schroder Capital Funds (Delaware)) at May 31,1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31,1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                           PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 1999

TRUSTEES
Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

INVESTMENT ADVISER
Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171
(800) 464 - 3108

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

This report is for the information of the shareholders of the Schroder Micro Cap Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.